Exhibit No. 10.26


                               SECURITY AGREEMENT


      This SECURITY AGREEMENT, dated as of July 31, 1998, is between Room Plus, Inc., a New York corporation (the "Company"), and David A. Belford (the "Creditor").

      WHEREAS, pursuant to the terms of a Loan Agreement between the Company and the Creditor dated the date hereof the Company is borrowing money from the Creditor evidenced by a promissory note dated the date hereof in the principal amount of $1,500,000 (the "Note");

      NOW, THEREFORE, in consideration of the benefits to the Company, the receipt and sufficiency of which are hereby acknowledged, the Company hereby makes the following representations and warranties to the Creditor and hereby covenants and agrees with the Creditor as follows:


ARTICLE I

DEFINITIONS

      1.1 Definitions. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

            "Agreement" or "Security Agreement" shall mean this Security Agreement, as modified, supplemented, or amended from time to time.

            "Company" shall have the meaning provided in the first paragraph of this Agreement.

            "Chattel Paper" shall have the meaning assigned that term under the UCC.

            "Collateral" shall have the meaning provided in Section 2.1(a).

            "Contracts" shall mean all contracts between the Company and one or more additional parties.

            "Contract Rights" shall mean all rights of the Company (including, without limitation, all rights to payment) under each Contract.

            "Copyrights" shall mean any U.S. copyright to which the Company now or hereafter has title, as well as any application for a U.S. copyright now or hereafter made by the Company.

            "Documents" shall have the meaning assigned that term under the UCC.

            "Equipment" shall mean any "equipment," as such term is defined in the UCC, now or hereafter owned by the Company and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Company and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

            "Event of Default" shall mean an Event of Default as defined in the Note.

            "General Intangibles" shall have the meaning assigned that term under the UCC.

            "Goods" shall have the meaning assigned that term under the UCC.

            "Instrument" shall have the meaning assigned that term under the UCC.

            "Inventory" shall mean all raw materials, work-in-process, and finished inventory of the Company of every type or description and all documents of title covering such inventory, and shall specifically include all "inventory" as such term is defined in the UCC, now or hereafter owned by the Company.

            "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

            "Loan Agreement" shall mean the Loan Agreement dated the date hereof between the Company and the Creditor, as the same may be modified, supplemented or amended from time to time.

            "Marks" shall mean any trademarks and service marks now held or hereafter acquired by the Company, which are now or hereafter registered in the United States Patent and Trademark Office, as well as any unregistered marks used by the Company in the United States and trade dress, including logos and/or designs, in connection with which any of these registered or unregistered marks are used.

            "Obligations" shall mean: (a) all indebtedness, obligations, and liabilities (including, without limitation, guarantees and other contingent liabilities) of the Company to the Creditor, or the holder of the Note arising under or in connection with the Loan

      Agreement, this Security Agreement or the Note; (b) any and all sums advanced by the Creditor in order to preserve the Collateral or preserve its security interest in the Collateral; and (c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Company referred to in clause (a), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling, or otherwise disposing or realizing on the Collateral, or of any exercise by the Creditor of its rights hereunder, together with reasonable attorneys' fees and court costs.

            "Patents" shall mean any U.S. patent to which the Company now or hereafter has title, as well as any application for a U.S. patent now or hereafter made by Company.

            "Person" shall mean any individual, partnership, joint venture, firm, corporation, limited liability entity, association, trust or other enterprise.

            "Proceeds" shall have the meaning assigned that term under the UCC or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to the Creditor or the Company from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Company from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

            "Receivables" shall mean any "account" as such term is defined in the UCC, now or hereafter owned by the Company and, in any event, shall include, but shall not be limited to, all of the Company's rights to payment for goods sold or leased or services performed by the Company, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated, or granted to or held by the Company to secure the foregoing, (b) all of the Company's right, title, and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements, and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports, and memoranda relating thereto, and (h) all other writings related in any way to the foregoing.

            "UCC" means the Uniform Commercial Code as in effect on the date hereof in all relevant jurisdictions.


ARTICLE II

SECURITY INTERESTS

      2.1   Grant of Security Interests.

            (a) As security for the prompt and complete payment and performance when due of all of its Obligations, the Company does hereby sell, assign, and transfer unto the Creditor, and does hereby grant to the Creditor a continuing security interest of first priority in, all of the right, title, and interest of the Company in, to, and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable;
(ii) all Contracts, together with all Contract Rights arising thereunder; (iii) all Inventory; (iv) all Equipment; (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Company symbolized by the Marks; (vi) all Patents and Copyrights; (vii) all computer programs of the Company and all intellectual property rights therein and all other proprietary information of the Company, including, but not limited to, trade secrets; (viii) all other Goods, General Intangibles, Chattel Paper, Documents, and Instruments; and (ix) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

            (b) The security interest of the Creditor under this Agreement extends to all Collateral of the kind described in preceding clause (a) which the Company may acquire at any time during the continuation of this Agreement.

      2.2 Power of Attorney. The Company hereby constitutes and appoints the Creditor its true and lawful attorney, irrevocably, with full power after the occurrence of an Event of Default (in the name of the Company or otherwise) to act, require, demand, receive, compound, and give acquittance for any and all monies and claims for monies due or to become due to the Company under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Creditor may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

ARTICLE III

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

      The Company represents, warrants, and covenants, which representations, warranties, and covenants shall survive execution and delivery of this Agreement, as follows:

      3.1 Necessary Filings. All filings, registrations, and recordings necessary or appropriate to create, preserve, protect, and perfect the security interest granted by the Company to the Creditor hereby in respect of the Collateral have been accomplished or will be accomplished as promptly as practicable after the date hereof and after the giving of value by the Creditor to the Company the security interest granted to the Creditor pursuant to this Agreement in and to the Collateral constitutes, or upon the making of all necessary filings, registrations and recordings will constitute, a valid and enforceable perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens, and is entitled to all the rights, priorities, and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

      3.2 No Liens. Except as set forth on Schedule 3.2 attached hereto, the Company is the owner of all Collateral free from any Lien or other right, title, or interest of any Person, and the Company shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Creditor. The proceeds of the Loan Agreement will be used to satisfy the indebtedness underlying the security interests reflected on Schedule 3.2 and the Company shall promptly cause such liens to be released. The Company agrees to use its best efforts to remove any Liens created or asserted by third parties against the Collateral.

      3.3 Other Financing Statements. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral and so long as any of the Obligations remain unpaid, the Company will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Company.

      3.4 Chief Executive Office; Records. The chief executive office of the Company is located at the address set forth in Section 7.2 of the Loan Agreement. The Company will not move its chief executive office except to such new location as the Company may establish in accordance with the last sentence of this Section 3.4. The originals of all documents evidencing all Receivables and Contract Rights of the Company and the only original books of account and records of the Company relating thereto are, and will continue to be, kept at such chief executive office or at such new locations as the Company may establish in accordance with the last sentence of this Section 3.4. All Receivables and Contract Rights of the Company are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office location indicated above, or such new locations as the Company may establish in accordance with the last sentence of this Section 3.4. The Company shall not establish a new location for such offices until (i) it shall have given to the Creditor not less than 45 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Creditor may reasonably request, and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Creditor, to maintain the security interest of the Creditor in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

      3.5 Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof by the Company is located at one of the locations shown on Annex A. The Company agrees that (i) all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex A, or such new location as the Company may establish in accordance with the last sentence of this Section 3.5. The Company may establish a new location for Inventory and Equipment only if (i) it shall have given to the Creditor prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Creditor may reasonably request, and (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Creditor to maintain the security interest of the Creditor in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.


ARTICLE IV

SPECIAL PROVISIONS CONCERNING
RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

      4.1 Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence of an Event of Default and if the Creditor so directs, the Company agrees to cause all payments on account of the Receivables and Contracts to be made directly to the Creditor and the Creditor may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto to the Creditor. The costs and expenses (including attorneys' fees) of collection, whether incurred by the Company or the Creditor, shall be borne by the Company.

      4.2 Instruments. If the Company owns or acquires any Instrument, the Company will within 10 days notify the Creditor thereof, and upon request by the Creditor promptly deliver such Instrument to the Creditor appropriately endorsed to the order of the Creditor as further security hereunder.

ARTICLE V
PROVISIONS CONCERNING ALL COLLATERAL

      5.1 Protection of Creditor's Security. The Company will do nothing to impair the rights of the Creditor in the Collateral. The Company assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of the Company to pay its Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Company.

      5.2 Further Actions. The Company will, at its expense, make, execute, endorse, acknowledge, file, and/or deliver to the Creditor from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, copyright mortgages, trademark mortgages, patent mortgages, powers of attorney, certificates, reports, and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Creditor deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

      5.3 Financing Statements. The Company agrees to sign and deliver to the Creditor such financing statements, in form acceptable to the Creditor, as the Creditor may from time to time reasonably request or as are necessary or desirable in the opinion of the Creditor to establish and maintain a valid, enforceable, first priority security interest in the Collateral as provided herein and the other rights and security contemplated herein, all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other relevant law. The Company will pay any applicable filing fees and related expenses. The Company authorizes the Creditor to file any such financing statements without the signature of the Company.


ARTICLE VI

REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

      6.1 Remedies; Obtaining the Collateral Upon Default. The Company agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Creditor, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the UCC in all relevant jurisdictions and may:

            (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from the Company or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the

Company's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids, and other facilities of the Company; and

            (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Creditor; and

            (c) sell, assign, or otherwise liquidate, or direct the Company to sell, assign, or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

            (d) take possession of the Collateral or any part thereof, by directing the Company in writing to deliver the same to the Creditor at any place or places designated by the Creditor, in which event the Company shall at its own expense:

                  (i) forthwith cause the same to be moved to the place or places so designated by the Creditor and there delivered to the Creditor, and

                  (ii) store and keep any Collateral so delivered to the Creditor at such place or places pending further action by the Creditor as provided in Section 6.2; and

            (e) take any or all of the actions set forth elsewhere in this Agreement;

it being understood that the Company's obligations to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Creditor shall be entitled to a decree requiring specific performance by the Company of said obligation.

      6.2 Remedies; Disposition of the Collateral. Any Collateral repossessed by the Creditor under or pursuant to Section 6.1, and any other Collateral whether or not so repossessed by the Creditor, may be sold, assigned, leased, or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Creditor may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased, or otherwise disposed of in the condition in which the same existed when taken by the Creditor or after any overhaul or repair which the Creditor shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceeding permitted by such requirements shall be made upon not less than 10 days' written notice to the Company specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the Company or any nominee of the Company to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the Company specifying the time and place of such sale. To the extent permitted by any such requirement of law, the Creditor may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section 6.2 without accountability to the Company (except to the extent of surplus money received as provided in Section 6.4). If, under mandatory requirements of applicable law, the Creditor shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Company as hereinabove specified, the Creditor need give the Company only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

      6.3 Waiver of Claims. Except as otherwise provided in this Agreement, THE COMPANY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE CREDITOR'S TAKING POSSESSION OR THE CREDITOR'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE COMPANY WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Company hereby further waives, to the extent permitted by law:

            (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Creditor's gross negligence or willful misconduct;

            (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Creditor's rights hereunder; and

            (c) all rights of redemption, appraisement, valuation, stay, extension, or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Company, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Company therein and thereto, and shall be a perpetual bar both at law and in equity against the Company and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Company.

      6.4 Application of Proceeds. The proceeds of any Collateral obtained pursuant to Section 6.1 or disposed of pursuant to Section 6.2 shall be applied as follows:

            (a) to the payment of any and all expenses and fees (including reasonable attorneys' fees) incurred by the Creditor in obtaining, taking possession of, removing, insuring, repairing, storing, and disposing of Collateral and any and all amounts incurred by the Creditor in connection therewith;

            (b) next, any surplus then remaining to the payment of the Obligations in the following order of priority:

                  (i) all interest accrued and unpaid on the Note on a pro rata basis;

                  (ii) the principal amount owing on the Note on a pro rata basis;

                  (iii) all other Obligations then owing;

            (c) if no Obligation is outstanding, any surplus then remaining shall be paid to the Company, subject, however, to the rights of the holder of any then existing Lien of which the Creditor has actual notice (without investigation);

it being understood that the Company shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clauses (a) and (b) of this Section
6.4 with respect to the Company.

      6.5 Remedies Cumulative. No failure or delay on the part of the Creditor in exercising any right, power or privilege hereunder and no course of dealing between the Company and the Creditor shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers, or remedies which the Creditor would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Creditor to any other or further action in any circumstances without notice or demand.

ARTICLE VII

MISCELLANEOUS

      7.1 Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 7.2 of the Loan Agreement.

      7.2 Waiver; Amendment. This Agreement may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

      7.3 Obligations Absolute. The obligations of the Company under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated, or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal or extension of the Loan Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence, or other action or inaction under or in respect of any such instrument or agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of the Loan Agreement; or (c) any furnishing of any additional security to the Creditor or any acceptance thereof or any sale, exchange, release, surrender, or realization of or upon any security by the Creditor.

      7.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Company may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Creditor. All agreements, statements, representations and warranties made by the Company herein or in any certificate or other instrument delivered by the Company or on its behalf under this Agreement shall be considered to have been relied upon by the Creditor and shall survive the execution and delivery of this Agreement regardless of any investigation made by the Creditor or on its behalf.

      7.5 Headings Descriptive, Etc. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

      7.6 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the internal laws of the State of New York without giving effect to principles of conflicts of laws.

      7.7 Company's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Company shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Creditor shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Creditor be required or obligated in any manner to perform or fulfill any of the obligations of the Company under or with respect to any Collateral.

      7.8 Termination; Release. When all Obligations have been paid in full, this Agreement shall terminate, and the Creditor, at the request and expense of the Company, will execute and deliver to the Company the proper instruments (including UCC termination statements on form UCC-3) acknowledging the termination of this Agreement, and will duly assign, transfer and deliver to the Company (without recourse and without any representation or warranty) such of the Collateral as may be in possession of the Creditor and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

      7.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers or representatives as of the date first above written.

                                 ROOM PLUS, INC.


                                 By: /s/ Marc Zucker
                                     ---------------
                                 Title: Chief Executive Officer



                                 /s/ David A. Belford
                                 --------------------
                                 David A. Belford

                                                                         ANNEX A
                                                                              TO
                                                              SECURITY AGREEMENT
                                                              ------------------



                  SCHEDULE OF EQUIPMENT AND INVENTORY LOCATIONS
                  ---------------------------------------------


Address                                             County
-------                                             ------